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                       TENTH AMENDMENT TO REVOLVING LOAN,
                     TERM LOAN, EQUIPMENT LOAN AND SECURITY
                    AGREEMENT AND REAFFIRMATION OF GUARANTIES

         This TENTH AMENDMENT TO REVOLVING LOAN, TERM LOAN, EQUIPMENT LOAN, SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTIES, dated as of May 22, 1998 (this "AMENDMENT") is by and between FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER") and EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER").

         On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of March 27, 1997 and as further amended by this Amendment (as amended and in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

         Pursuant to the Loan Agreement, the Lender has made: (i) a $9,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Amended and Restated Revolving Promissory Note dated as of March 27, 1997 (the "REVOLVING NOTE"), (ii) a $541,153.34 term loan (the "CONSOLIDATED EQUIPMENT LOAN") as evidenced by a certain Amended and Restated Promissory Note dated March 27, 1997 (the "CONSOLIDATED EQUIPMENT NOTE"), (iii) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (THE "TERM NOTE"), (iv) a $1,000,000.00 construction to permanent loan (the "CONSTRUCTION LOAN") as evidenced by a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 (the "CONSTRUCTION NOTE"), and (v) a $1,000,000.00 equipment loan (the "THIRD EQUIPMENT LOAN") as provided by a certain Equipment Promissory Note III dated as of March 27, 1997 (the "THIRD EQUIPMENT NOTE").

         On July 30, 1992, Gros-Ite Industries, Inc. (the "GUARANTOR") executed a guaranty of the obligations of the Borrower to the Lender, which guaranty has been reaffirmed from time to time (the "GUARANTY"). The Loan Agreement, Revolving Note, the Consolidated Note, the Third Equipment Note, the Construction Note, the Term Note, the Guaranty and the related documents are collectively referred to as the "LOAN DOCUMENTS".

         Borrower has requested that Lender amend the Loan Agreement and the Loan Documents in order to, among other things, (i) make a new $3,000,000 Equipment Line of Credit available to the Borrower ("EQUIPMENT LOAN IV"), and
(ii) make other amendments as set forth herein. Lender has advised Borrower that Lender is prepared to make the loans and amendments requested on the condition that Borrower join with Lender in this Amendment upon the terms and conditions set forth herein.

         In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows.

I.       Acknowledgments, Affirmations and Representations and Warranties.

         A.       The Borrower and Guarantor acknowledge and affirm that:


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                  1.     All of the statements contained herein are true and
correct and that they understand that the Lender is relying on the truth and completeness of such statements to enter into this Amendment.

                  2. As of May 20, 1998 and without regard to the financial accommodations contemplated herein, the Borrower is legally and validly indebted to the Lender in the principal amount of $4,874,887.23 with respect to the Revolving Loan, $423,893.34 with respect to the Consolidated Loan, $2,900,000.00 with respect to the Third Equipment Loan, $3,089,220.07 with respect to the Term Loan and $838,888.76 with respect to the Construction Loan, plus interest and fees accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees, and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

                  3. The Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or claim or independent against the Lender.

         B. The Borrower and the Guarantor represent and warrant to the Lender that:

                  1. The resolutions previously adopted by the Board of Directors of the Borrower and the Guarantor and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Amendment and the documents and transactions described herein.

                  2. The Borrower and the Guarantor have the corporate power and authority to enter into, and have taken all necessary corporate action to authorize, this Amendment and the transactions contemplated hereby.

                  3. All representations, warranties and covenants contained in, and schedules and exhibits attached to, the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

                  4. The Borrower and the Guarantor are not currently in default under any of the Loan Documents, and no condition exists which would constitute an event of default under any of the Loan Documents but for the giving of notice or passage of time, or both.

                  5. The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or Guarantor's respective Certificates of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any of the Guarantor is a party or by which any of them is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or the Guarantor.

II.      Amendments to Loan Documents.

         A.       Amendments to the Loan Agreement.

                  1. Amendment to Section 1. The following are hereby inserted after Section 1.34 of the Loan Agreement:

                         1.35    "CONVERSION DATE II" means April 30, 1999.

                         1.36 "EQUIPMENT ADVANCE IV" means that term as defined in Section 2.20.


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                         1.37    "EQUIPMENT LOAN IV" means all Equipment
                                 Advances IV made pursuant to Section 2.20 and evidenced by the Equipment Note IV.

                         1.38 "EQUIPMENT NOTE IV" means that term as defined in Section 2.20.

                  2.     Sections  1.21,  1.22,  1.28,  1.30,  1.32 and 1.33
are hereby deleted in their entirety and replaced with the following:

                         1.21 "COST OF FUNDS ADVANCE" means any Advance, Equipment Advance or Equipment Advance IV that bears interest with reference to the Cost of Funds.

                         1.22 "COST OF FUNDS LOANS" or "COST OF FUNDS LOAN" means any Revolving Loan, Equipment Loan, Equipment Loan IV or Second Term Loan or any portion thereof which bears interest with reference to the Cost of Funds.

                         1.28 "LIBOR ADVANCE" means any Advance, Equipment Advance or Equipment Advance IV that bears interest with reference to LIBOR.

                         1.30 "LIBOR LOANS" or "LIBOR LOAN" means the Revolving Loan, Equipment Loan, Equipment Loan IV or the Second Term Loan or any portion thereof that bears interest with reference to LIBOR.

                         1.32 "PRIME RATE ADVANCE" means any Advance, Equipment Advance or Equipment Advance IV that bears interest with reference to the Prime Rate.

                         1.33 "PRIME RATE LOAN" or "PRIME RATE LOANS" means the Revolving Loan, Equipment Loan, Equipment Loan IV or Second Term Loan or any portion thereof which bears interest with reference to the Prime Rate.

                  3. The following is hereby inserted after Section 2.19 of the Loan Agreement:

                         2.20    Equipment Line of Credit IV.

                                 Equipment Advances. Subject to the terms and conditions set forth in this Agreement, Lender agrees to make advances (each an "EQUIPMENT ADVANCE IV" and collectively "EQUIPMENT ADVANCES IV") to Borrower from time to time during the period from May ___, 1998 up to, but not including, April 30, 1999 (the "CONVERSION DATE II"); provided, however, that at no time shall the aggregate outstanding principal balance of all Equipment Advances IV plus the aggregate outstanding principal amount of any leases entered into by the Borrower with Fleet Credit Corporation exceed $3,000,000.00.

                                 Equipment Note IV. All Equipment Advances IV shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of EXHIBIT C-2 attached hereto, duly completed, executed, and delivered to Lender, in the principal amount of up to $3,000,000.00 and dated May ____, 1998, payable to Lender, (the "EQUIPMENT NOTE
                                 IV"). Borrower hereby authorizes Lender to record on the Equipment Note IV or in its internal computerized records the amount of each Equipment Advance IV and of each payment of principal received by Lender on account of the Equipment Loan IV, which recordation shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of the Equipment Loan IV and shall be considered correct and binding on Borrower provided, however, that the failure to make such recordation with respect to any Equipment Advance IV or

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                                 payment shall not limit or otherwise affect the
                                 obligations of Borrower under this Agreement or the Equipment Note IV.

                                 Invoices. In the case of each Equipment
                                 Advance IV, Borrower shall deliver to Lender the following: (1) an invoice for the equipment to be purchased certified by the chief financial officer of Borrower as being true, complete and correct, and showing that the requested Equipment Advance IV does not exceed eighty (80%) percent of the hard costs thereof excluding registration fees, taxes, shipping charges, delivery charges, set-up charges, maintenance costs and any and all other "soft costs", (2) if requested by Lender, a UCC-1 financing statement or UCC-3 amendment with respect to such equipment and (3) any other additional approvals, opinions, reports, and other documents as may be required hereunder or as Lender may reasonably request.

                  4. Sections 2.13 and 2.14 of the Loan Agreement are hereby deleted and replaced with the following:

                         2.13 Non-Default Interest. The Borrower shall pay interest to Lender monthly in arrears on the first day of each month commencing on the outstanding and unpaid principal balance of the Revolving Loan, Second Term Loan, Equipment Loan and Equipment Loan IV at a rate per annum equal to, at Borrower's election pursuant to Section 2.14 below, (i) the Prime Rate, (ii) LIBOR plus two hundred
                                 (200) basis points, or (iii) the Cost of Funds plus two hundred (200) basis points. Notwithstanding anything contained herein to the contrary, if the Borrower achieves a Debt Service Ratio (as defined in Section 10 of Exhibit A hereto) of greater than or equal to 1.5 to 1.0 for the year to date period tested, the portion of the Revolving Loan which bears interest with respect to the LIBOR Rate or the Cost of Funds Rate will be reduced by twenty-five (25) basis points for the quarter in which the Debt Service Ratio was tested. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall become effective.

                         2.14 Notice and Manner of Borrowing. Borrower shall give Lender irrevocable notice by telecopy or otherwise in writing of its request that Lender make an Advance or Equipment Advance IV hereunder, not later than 2:00 p.m. Hartford time two (2) Business Days prior to the proposed drawdown date thereof ("DRAWDOWN Date"). Notice received by Lender after 2:00 p.m. Hartford, Connecticut time shall be loaned against by Lender three (3) Business Days after the proposed Drawdown Date. Notwithstanding anything contained herein to the contrary, for Prime Rate Advances, the Borrower shall only be required to give such notice not later than 2:00 p.m. on the Drawdown Date. Each notice, in the case of a LIBOR Advance or Cost of Funds Advance, shall specify the duration of the Interest Period therefor. Subject to the fulfillment of the applicable conditions set forth in this Agreement, Lender will make the Advance or Equipment Advance IV in immediately available  funds by crediting the amount
                                 thereof  to   Borrower's   account   with
                                 Lender.   Notwithstanding   anything contained
                                 herein to the contrary, the Borrower may only elect LIBOR Loans or Cost of Funds Loans in
                                 original   principal   amounts  of  not  less
                                 than $1,000,000.00.

                  5. EXHIBIT C-2 attached hereto is hereby attached to the Loan Agreement as EXHIBIT C-2.


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         B.       Amendment to the Loan Documents. The Loan Documents, are
hereby amended to be made consistent with this Amendment.

III.     Reaffirmation of Guaranty.

         To induce the Lender to enter into this Amendment, the Guarantor hereby
(a) consents to this Amendment and (b) affirms and ratifies the Guaranty and confirms that (i) the Guarantor does irrevocably and unconditionally guarantee to the Lender the payment and performance from the Borrower of the Obligations (as defined in the Guaranty) from the Borrower to the Lender, upon the terms and conditions set forth in the Guaranty, (ii) the term Obligations includes, without limitation, this Amendment, the Term Loan, the Construction Loan, the Consolidated Equipment Loan, the Third Equipment Loan, the Revolving Loan, and Equipment Loan IV, and (iii) the Guaranty remains in full force and effect.

IV.      Miscellaneous.

         A. Ratifications, Etc. Except as otherwise expressly set forth herein, all terms and conditions of the Loan Agreement, the Revolving Note, the Term Note, the Consolidated Equipment Note, the Third Equipment Note, the Guaranty and the Loan Documents are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement and the Loan Documents except as expressly set forth herein.

         B. Conditions Precedent. The effectiveness of this Amendment shall be subject to the Lender's prior receipt of each of the following in form and substance satisfactory to Lender and its counsel:

                  1. This Amendment, duly executed and delivered by the Borrower and Guarantor and the Equipment Note IV, duly executed and delivered by the Borrower;

                  2. Copies of all corporate action taken by the Borrower and Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Amendment, certified as of the date of this Amendment by the Secretary of the Borrower and Guarantor;

                  3. A certificate or certificates, dated as of the date of this Amendment, of the Secretary of the Borrower and/or Guarantor certifying the names and true signatures of the officers of the Borrower and Guarantor authorized to sign the Loan Documents to which the Borrower or Guarantor are a party and the other documents to be delivered by the Borrower and Guarantors under this Amendment and an opinion of Borrower's counsel in form and substance satisfactory to the Lender;

                  4. All fees and expenses, including legal fees and related disbursements incurred by Lender in connection with the structuring, negotiation, preparation and closing of this Amendment and the transactions related hereto;

         C. Counterparts. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

         D. Governing Law. This Amendment shall be construed and interpreted in accordance with the laws of the State of Connecticut.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal.

                                             LENDER:

                                             FLEET NATIONAL BANK f/k/a FLEET
                                             NATIONAL BANK OF
                                             CONNECTICUT f/k/a SHAWMUT BANK
                                             CONNECTICUT, N.A.


                                             By /s/Edgar Ezerins
                                             -----------------------------------
                                                      Edgar Ezerins
                                                      Its Vice President
                                                      Duly Authorized


                                             BORROWER:

                                             EDAC TECHNOLOGIES CORPORATION


                                             By /s/Ronald G. Popolizio
                                             -----------------------------------
                                                      Ronald G. Popolizio
                                                      Its Vice President
                                                      Duly Authorized


                                             GUARANTOR:

                                             GROS-ITE INDUSTRIES, INC.


                                             By /s/Ronald G. Popolizio
                                             -----------------------------------

                                                      Its V.P. CFO